NONCONTROLLING INTERESTS (Tables)	9 Months Ended
Sep. 30, 2017
NONCONTROLLING INTERESTS.
Summary of the effects of changes in noncontrolling interests

	For the nine months ended September 30,
	2017	2016
	(in thousands)
Net loss attributable to Select Energy Services, Inc. and its Predecessor	$(7,164)	$(285,359)
Transfers from noncontrolling interests:
Increase in additional paid-in capital as a result of the contribution of proceeds from the IPO to SEC Holdings, LLC in exchange for common units	87,835	—
Increase in additional paid-in capital as a result of the contribution of assets acquired to SES Holdings, LLC in exchange for common units	4,360	—
Increase in contributed capital due to purchase of noncontrolling interest	—	135
Change to equity from net loss attributable to Select Energy Services, Inc. and its Predecessor and transfers from noncontrolling interests	$85,031	$(285,224)